UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2015

Date of reporting period:	11/30/2015

Item 1 –	Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS | MUTUAL FUNDS

PRUDENTIAL JENNISON

20/20 FOCUS FUND

ANNUAL REPORT • NOVEMBER 30, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2016

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison 20/20 Focus Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison 20/20 Focus Fund

Prudential Jennison 20/20 Focus Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	4.62%	67.15%	104.58%	—
Class B	3.87	61.41	90.45	—
Class C	3.88	61.50	90.53	—
Class Q	5.05	N/A	N/A	55.31% (3/28/11)
Class R	4.44	65.54	100.45	—
Class Z	4.91	69.66	110.54	—
S&P 500 Index	2.76	95.79	105.65	—
Russell 1000® Index	2.53	95.27	108.29	—
Lipper Large-Cap Growth Funds Average*	5.60	90.71	111.07	—
Lipper Large-Cap Core Funds Average*	1.02	82.75	91.71	—

Average Annual Total Returns (With Sales Charges) as of 12/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.26%	7.99%	6.49%	—
Class B	–0.56	8.33	6.33	—
Class C	2.88	8.46	6.33	—
Class Q	4.93	N/A	N/A	9.27% (3/28/11)
Class R	4.24	8.99	6.87	—
Class Z	4.77	9.54	7.39	—
S&P 500 Index	1.39	12.55	7.30	—
Russell 1000 Index	0.92	12.44	7.40	—
Lipper Large-Cap Growth Funds Average*	5.26	12.27	7.54	—
Lipper Large-Cap Core Funds Average*	–0.55	10.92	6.41	—

*The Fund is compared to the Lipper Large-Cap Core Funds performance universe, although Lipper classifies the Fund in the Lipper Large-Cap Growth Funds performance universe. The Lipper Large-Cap Core Funds performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparison.

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Average Annual Total Returns (With Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.13%	9.57%	6.81%	—
Class B	–0.71	9.91	6.65	—
Class C	2.96	10.06	6.66	—
Class Q	5.05	N/A	N/A	9.87% (3/28/11)
Class R	4.44	10.61	7.20	—
Class Z	4.91	11.15	7.73	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	4.62%	10.82%	7.42%	—
Class B	3.87	10.05	6.65	—
Class C	3.88	10.06	6.66	—
Class Q	5.05	N/A	N/A	9.87% (3/28/11)
Class R	4.44	10.61	7.20	—
Class Z	4.91	11.15	7.73	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison 20/20 Focus Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2005) and the account values at the end of the current fiscal year (November 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted

Prudential Jennison 20/20 Focus Fund	3

Your Fund’s Performance (continued)

from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class Q shares through 11/30/15 is 73.28%. The average annual total return for the Index measured from the month-end closest to the inception date for Class Q shares through 12/31/15 is 11.89%.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the US market. The cumulative total return for the Index measured from the month-end closest to the inception date for Class Q shares through 11/30/15 is 72.30%. The average annual total return for the Index measured from the month-end closest to the inception date for Class Q shares through 12/31/15 is 11.71%.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds Universe. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 11/30/15 is 72.17%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 12/31/15 is 11.74%.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 11/30/15 is 62.45%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 12/31/15 is 10.26%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Averages are measured from the closest month-end to the inception date, for the individual share class.

Prudential Jennison 20/20 Focus Fund	5

Your Fund’s Performance (continued)

Five Largest Growth Holdings expressed as a percentage of net assets as of 11/30/15
Facebook, Inc. (Class A Stock), Internet Software & Services	4.6%
Amazon.com, Inc., Internet & Catalog Retail	4.5
salesforce.com, inc., Software	3.6
Visa, Inc. (Class A Stock), IT Services	3.0
Walt Disney Co. (The), Media	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Value Holdings expressed as a percentage of net assets as of 11/30/15
JPMorgan Chase & Co., Banks	3.1%
MetLife, Inc., Insurance	3.1
PNC Financial Services Group, Inc. (The), Banks	2.8
Microsoft Corp., Software	2.5
Carnival Corp., Hotel, Restaurant & Leisure	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/15
Internet Software & Services	16.7%
Pharmaceuticals	10.5
Software	8.1
Hotels, Restaurants & Leisure	7.0
Internet & Catalog Retail	6.9

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison 20/20 Fund’s Class A shares returned 4.62% for the 12-month reporting period ended November 30, 2015, outperforming the 2.53% return of the Russell 1000 Index (the Index), the 2.76% return of the S&P 500 Index, and the 1.02% return of the Lipper Large-Cap Core Funds Average.

What was the market environment like for stocks during the period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the past year. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December 2014, signaling confidence in the health of US economic activity and labor market conditions.

A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets.

Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Euro-zone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

What sectors and specific holdings contributed and detracted from performance most in the growth segment?

Stock selection in consumer discretionary, led by Amazon, Disney, and Nike, as well as an overweight stance versus the Index drove sector outperformance. Information technology was also a strong source of relative gain, driven by notable advances in Facebook and salesforce.com.

Please see “Comments on Largest Holdings” for information on Amazon, Disney, Facebook, and salesforce.com.

•

Nike has generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories. Jennison likes the company’s growth opportunities in e-commerce and innovation in apparel and manufacturing technology.

Prudential Jennison 20/20 Focus Fund	7

Strategy and Performance Overview (continued)

Stock selection in materials detracted but was entirely offset by an underweight position. No other sector detracted more than modestly; however, there were several holdings that suffered notable losses.

•

One of the world’s largest e-commerce companies, Alibaba operates e-commerce websites in Asia, including Alibaba.com, China’s largest global online wholesale platform for small businesses. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market, which is meaningfully underpenetrated.

•

Alexion Pharmaceuticals’ lead product, Soliris, treats two rare genetic, and potentially life-threatening, blood disorders: paroxysmal nocturnal hemoglobinuria, or PNH, and atypical hemolytic uremic syndrome, or aHUS. Alexion is aggressively pursuing label expansion opportunities for Soliris in other autoimmune and inflammatory disease settings, which Jennison believes will drive future revenue growth.

•

Social media company Twitter’s user growth and revenue generation lacked consistency and the position was eliminated. Although Jennison believes income generating opportunities remain, the company needs to reinvigorate its user growth and engagement.

•

JD.com is China’s largest direct sales company (measured by transaction volume) and second-largest e-commerce business (after Alibaba). Jennison finds it to be an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market. In-line third-quarter guidance reflected potential economic headwinds and volatility in China’s equity markets.

What sectors and specific holdings contributed and detracted from performance most in the value segment?

No sector contributed to relative gain in the period, though there were a number of strong individual performers. Please see “Comments on Largest Holdings” for information on Carnival, JP Morgan, and Microsoft.

•

Allergan (formerly Actavis) develops and markets both brand and generic drugs. After several acquisitions, it has grown in size and scope, and is now, Jennison believes, a formidable pharmaceutical company with a global presence.

•

Jennison believes that McDonald’s is poised for a turnaround driven by cost controls, increasing capital return to shareholders, sales improvement, and an uptick in return on invested capital. Jennison also sees several potential catalysts, including an all-day breakfast menu, renewed focus on value,

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corporate expense reduction, improved core food quality, and digital engagement and payment.

Stock selection hurt relative results in most sectors. In information technology, Applied Materials and Hewlett-Packard drove underperformance.

•

Shares of Applied Materials fell after it announced that it was cancelling its long-anticipated merger with Tokyo Electron after anti-trust regulators rejected the merger. While Jennison still thinks Applied Materials is a strong semi- conductor equipment franchise with outstanding management, the position was eliminated in the period.

•

Jennison believes that there are low expectations in the market for Hewlett-Packard and views it as a contrarian idea with solid downside protection. More importantly, Jennison believes that the recent break-up of the company into two businesses will unlock shareholder value. This is being augmented by Hewlett-Packard’s aggressive program to sell their non-core/niche business.

SLM, Noble Energy, and SPX were respective detractors in financials, energy, and industrials.

•

Shares of SLM declined when the Fed did not raise rates as expected. Lower interest income and higher operating expenses were also headwinds. Jennison believes that the business model remains strong and at current valuation, the reward to risk is very attractive.

•

Noble Energy pulled back on broad weakness among energy shares. Its core assets are located in the Niobrara and Marcellus—two of the most productive onshore basins in the US, which should provide years of inventory. With its prospects for growth in the Middle East, efficient use of capital and prudent cost management, Jennison believes that Noble Energy could benefit over the medium- to long-term given its inexpensive valuation relative to its peer group.

•

SPX was hurt by worse than expected results in their oil and gas segment and accelerating losses in South Africa. The position was eliminated as Jennison did not believe its assessment of underlying intrinsic value would result in better share price performance in the near term.

Prudential Jennison 20/20 Focus Fund	9

Comments on Largest Holdings

Growth Segment

4.6%	Facebook, Inc. (Class A Stock), Internet Software & Services

Internet-based social platform Facebook has successfully implemented its mobile interface, and monetization of both mobile and desktop has improved. Jennison believes that as the company solidifies its dominant position, it will continue to increase its appeal to both users and advertisers.

4.5%	Amazon.com Inc., Internet & Catalog Retail

Amazon has been increasing its business investment to drive unit growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. The stock has benefited as investors increasingly appreciate Amazon’s strong execution, long-term revenue growth, margin-expansion potential, and Amazon Web Services cloud infrastructure opportunities.

3.6%	salesforce.com, inc., Software

Salesforce.com is a leading provider of business applications delivered on the web using a “software as a service” business model and a cloud computing technology infrastructure. Jennison believes Salesforce is positioned to benefit from compelling long-term growth drivers, including the shift to cloud computing, increasing corporate focus on customer-facing applications, the emergence of mobile as a primary user interface into enterprise applications, and the increasing demand for analytical capabilities to optimize business decisions and processes.

3.0%	Visa, Inc. (Class A Stock), IT Services

Visa is the No. 1 payment system in the US. Jennison expects the company to continue to benefit from the long-term shift from cash to electronic credit and debit transactions.

2.9%	Walt Disney Co. (The), Media

Disney is the world’s largest media conglomerate, with one of the sector’s most balanced portfolios. In a challenging environment for media stocks, its diversified business model and strong franchises have largely insulated it from long-term concerns that have hit the sector, including a weak advertising market and consolidating distributor network.

Value Segment

3.1%	JPMorgan Chase & Co., Banks

Jennison finds JP Morgan Chase attractively valued and likes its ability to execute much better than peers. It is also well positioned when the interest rate environment improves.

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3.1%	MetLife, Inc., Insurance

Jennison likes Metlife’s attractive valuation as it has a very solid business model with improving core trends.

2.8%	PNC Financial Services Group, Inc. (The), Banks

Jennison believes that PNC is a strong and improving franchise, and has a proven ability to execute, along with a reasonable valuation. PNC’s ability to meet its profit growth expectations in the current low rate environment has been a positive factor.

2.5%	Microsoft Corp., Software

Jennison finds Microsoft attractively valued given its margin and free cash flow growth. The company has a solid installed base, strong account control, and minimal competition in two primary areas that are shifting to a subscription profile—Office and Windows. The new CEO appears capable of navigating the move to the cloud while reenergizing the employee base and fostering renewed innovation.

2.2%	Carnival Corp., Hotels, Restaurants, & Leisure

In Jennison’s opinion, Carnival should benefit from capacity growth in the EU, North America, and especially China. Moreover, profitability should continue to unfold as industry capacity gets more in line with demand and last minute discounts become less common. Carnival also has potential to drive earnings growth through expense control and upgrades to its IT systems across all of its sub-brands.

Prudential Jennison 20/20 Focus Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2015, at the beginning of the period, and held through the six-month period ended November 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison 20/20 Focus Fund		Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,012.70	1.16%	$5.85
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class B	Actual	$1,000.00	$1,009.20	1.86%	$9.37
	Hypothetical	$1,000.00	$1,015.74	1.86%	$9.40

Class C	Actual	$1,000.00	$1,009.20	1.86%	$9.37
	Hypothetical	$1,000.00	$1,015.74	1.86%	$9.40

Class Q	Actual	$1,000.00	$1,014.60	0.76%	$3.84
	Hypothetical	$1,000.00	$1,021.26	0.76%	$3.85

Class R	Actual	$1,000.00	$1,011.90	1.36%	$6.86
	Hypothetical	$1,000.00	$1,018.25	1.36%	$6.88

Class Z	Actual	$1,000.00	$1,014.70	0.86%	$4.34
	Hypothetical	$1,000.00	$1,020.76	0.86%	$4.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison 20/20 Focus Fund	13

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.18%	1.18%
B	1.88	1.88
C	1.88	1.88
Q	0.76	0.76
R	1.63	1.38
Z	0.88	0.88

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS

Aerospace & Defense 1.4%
Boeing Co. (The)	163,262	$23,746,458

Automobiles 1.9%
Tesla Motors, Inc.*(a)	140,585	32,371,102

Banks 6.0%
JPMorgan Chase & Co.	812,479	54,176,099
PNC Financial Services Group, Inc. (The)	515,229	49,209,522

		103,385,621

Biotechnology 4.5%
Celgene Corp.*	285,108	31,205,071
Regeneron Pharmaceuticals, Inc.*	85,539	46,575,985

		77,781,056

Chemicals 1.2%
FMC Corp.	463,886	19,933,181

Consumer Finance 1.6%
SLM Corp.*	4,206,633	28,415,806

Electric Utilities 1.9%
FirstEnergy Corp.	1,051,892	33,018,890

Electrical Equipment 2.0%
Eaton Corp. PLC	601,535	34,985,276

Energy Equipment & Services 1.7%
Halliburton Co.	748,828	29,840,796

Food Products 2.1%
Mondelez International, Inc. (Class A Stock)	846,412	36,954,348

Hotels, Restaurants & Leisure 7.0%
Carnival Corp.	763,933	38,601,535
McDonald’s Corp.	314,577	35,912,110
Starbucks Corp.	750,383	46,066,012

		120,579,657

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	15

Portfolio of Investments

as of November 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 3.1%
MetLife, Inc.	1,039,995	$53,133,345

Internet & Catalog Retail 6.9%
Amazon.com, Inc.*	118,173	78,561,410
Netflix, Inc.*	333,250	41,099,723

		119,661,133

Internet Software & Services 16.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	352,502	29,638,368
Alphabet, Inc. (Class A Stock)*	57,486	43,853,195
Alphabet, Inc. (Class C Stock)*	59,634	44,284,208
Facebook, Inc. (Class A Stock)*	768,571	80,115,841
LinkedIn Corp. (Class A Stock)*	193,816	47,118,608
Tencent Holdings Ltd. (China), ADR	2,175,470	43,400,627

		288,410,847

IT Services 4.6%
MasterCard, Inc. (Class A Stock)(a)	285,394	27,945,781
Visa, Inc. (Class A Stock)(a)	659,316	52,092,557

		80,038,338

Media 5.1%
Comcast Corp. (Class A Stock)	605,462	36,848,417
Walt Disney Co. (The)(a)	444,768	50,467,825

		87,316,242

Multiline Retail 2.0%
Target Corp.	465,434	33,743,965

Oil, Gas & Consumable Fuels 2.6%
Anadarko Petroleum Corp.	279,995	16,771,701
Noble Energy, Inc.	771,230	28,281,004

		45,052,705

Pharmaceuticals 10.5%
Allergan PLC*	121,904	38,264,447
Bayer AG (Germany), ADR	231,108	30,679,587
Bristol-Myers Squibb Co.	499,939	33,500,912
Merck & Co., Inc.	447,020	23,696,530
Pfizer, Inc.	443,905	14,546,767

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Shire PLC (Ireland), ADR	198,954	$41,454,055

		182,142,298

Semiconductors & Semiconductor Equipment 1.4%
Texas Instruments, Inc.	406,825	23,644,669

Software 8.1%
Adobe Systems, Inc.*	381,376	34,880,649
Microsoft Corp.	793,544	43,129,116
salesforce.com, inc.*	787,758	62,776,435

		140,786,200

Technology Hardware, Storage & Peripherals 0.9%
HP, Inc.	1,204,830	15,108,568

Textiles, Apparel & Luxury Goods 4.7%
NIKE, Inc. (Class B Stock)	351,508	46,497,478
Under Armour, Inc. (Class A Stock)*(a)	401,822	34,645,093

		81,142,571

TOTAL LONG-TERM INVESTMENTS (cost $1,319,997,778)		1,691,193,072

SHORT-TERM INVESTMENT 12.3%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $213,086,662; includes $165,923,543 of cash collateral for securities on loan) (Note 3)(b)(c)	213,086,662	213,086,662

TOTAL INVESTMENTS 110.2% (cost $1,533,084,440) (Note 5)		1,904,279,734
Liabilities in excess of other assets (10.2)%		(176,224,848)

NET ASSETS 100.0%		$1,728,054,886

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

OTC—Over-the-counter

*	Non-income producing security.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	17

Portfolio of Investments

as of November 30, 2015 continued

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $160,525,779; cash collateral of $165,923,543 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$23,746,458	$—	$—
Automobiles	32,371,102	—	—
Banks	103,385,621	—	—
Biotechnology	77,781,056	—	—
Chemicals	19,933,181	—	—
Consumer Finance	28,415,806	—	—
Electric Utilities	33,018,890	—	—
Electrical Equipment	34,985,276	—	—
Energy Equipment & Services	29,840,796	—	—
Food Products	36,954,348	—	—
Hotels, Restaurants & Leisure	120,579,657	—	—
Insurance	53,133,345	—	—
Internet & Catalog Retail	119,661,133	—	—
Internet Software & Services	288,410,847	—	—
IT Services	80,038,338	—	—
Media	87,316,242	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Multiline Retail	$33,743,965	$—	$—
Oil, Gas & Consumable Fuels	45,052,705	—	—
Pharmaceuticals	182,142,298	—	—
Semiconductors & Semiconductor Equipment	23,644,669	—	—
Software	140,786,200	—	—
Technology Hardware, Storage & Peripherals	15,108,568	—	—
Textiles, Apparel & Luxury Goods	81,142,571	—	—
Affiliated Money Market Mutual Fund	213,086,662	—	—

Total	$1,904,279,734	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2015 were as follows (Unaudited):

Internet Software & Services	16.7%
Affiliated Money Market Mutual Fund (including 9.6% of collateral for securities on loan)	12.3
Pharmaceuticals	10.5
Software	8.1
Hotels, Restaurants & Leisure	7.0
Internet & Catalog Retail	6.9
Banks	6.0
Media	5.1
Textiles, Apparel & Luxury Goods	4.7
IT Services	4.6
Biotechnology	4.5
Insurance	3.1
Oil, Gas & Consumable Fuels	2.6
Food Products	2.1
Electrical Equipment	2.0%
Multiline Retail	2.0
Electric Utilities	1.9
Automobiles	1.9
Energy Equipment & Services	1.7
Consumer Finance	1.6
Aerospace & Defense	1.4
Semiconductors & Semiconductor Equipment	1.4
Chemicals	1.2
Technology Hardware, Storage & Peripherals	0.9

110.2
Liabilities in excess of other assets	(10.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	19

Statement of Assets & Liabilities

as of November 30, 2015

Assets
Investments at value, including securities on loan of $160,525,779:
Unaffiliated Investments (cost $1,319,997,778)	$1,691,193,072
Affiliated Investments (cost $213,086,662)	213,086,662
Cash	157
Dividends receivable	2,176,912
Receivable for Fund shares sold	532,444
Tax reclaim receivable	277,098
Prepaid expenses	14,584

Total assets	1,907,280,929

Liabilities
Payable to broker for collateral for securities on loan	165,923,543
Payable for investments purchased	8,893,266
Payable for Fund shares reacquired	2,358,095
Management fee payable	1,044,451
Distribution fee payable	529,963
Accrued expenses and other liabilities	389,443
Affiliated transfer agent fee payable	86,561
Loan interest payable	721

Total liabilities	179,226,043

Net Assets	$1,728,054,886

Net assets were comprised of:
Shares of beneficial interest, at par	$101,803
Paid-in capital in excess of par	1,125,306,927

1,125,408,730
Undistributed net investment income	435,938
Accumulated net realized gain on investment transactions	231,014,924
Net unrealized appreciation on investments and foreign currencies	371,195,294

Net assets, November 30, 2015	$1,728,054,886

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($786,590,818 ÷ 44,993,430 shares of beneficial interest issued and outstanding)	$17.48
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price to public	$18.50

Class B
Net asset value, offering price and redemption price per share
($81,579,636 ÷ 5,708,919 shares of beneficial interest issued and outstanding)	$14.29

Class C
Net asset value, offering price and redemption price per share
($278,282,974 ÷ 19,461,498 shares of beneficial interest issued and outstanding)	$14.30

Class Q
Net asset value, offering price and redemption price per share
($8,986,514 ÷ 479,082 shares of beneficial interest issued and outstanding)	$18.76

Class R
Net asset value, offering price and redemption price per share
($86,122,249 ÷ 5,075,229 shares of beneficial interest issued and outstanding)	$16.97

Class Z
Net asset value, offering price and redemption price per share
($486,492,695 ÷ 26,085,111 shares of beneficial interest issued and outstanding)	$18.65

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	21

Statement of Operations

Year Ended November 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $183,412)	$23,300,872
Affiliated income from securities lending, net	226,851
Affiliated dividend income	40,655

Total income	23,568,378

Expenses
Management fee	13,454,819
Distribution fee—Class A	2,479,132
Distribution fee—Class B	967,379
Distribution fee—Class C	2,991,638
Distribution fee—Class R	698,033
Transfer agent’s fees and expenses (including affiliated expense of $430,000)	2,100,000
Custodian and accounting fees	211,000
Shareholders’ reports	189,000
Registration fees	97,000
Trustees’ fees	45,000
Legal fees and expenses	27,000
Insurance expenses	25,000
Audit fee	23,000
Commitment fee on syndicated credit agreement	15,000
Loan interest expense	12,831
Miscellaneous	29,291

Total expenses	23,365,123
Less: Distribution fee waiver—Class R	(232,682)

Net expenses	23,132,441

Net investment income	435,937

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	247,812,726
Net change in unrealized appreciation (depreciation) on investments	(169,120,381)

Net gain on investment transactions	78,692,345

Net Increase In Net Assets Resulting From Operations	$79,128,282

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$435,937	$(7,432,999)
Net realized gain on investment transactions	247,812,726	205,199,215
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(169,120,381)	(1,715,102)

Net increase in net assets resulting from operations	79,128,282	196,051,114

Dividends and Distributions (Note 1)
Dividends from net investment income
Class Q	—	(35,778)
Class Z	—	(535,852)

	—	(571,630)

Distributions from net realized gains
Class A	(84,461,713)	(160,665,896)
Class B	(12,658,490)	(22,398,029)
Class C	(37,688,891)	(57,669,608)
Class Q	(1,183,921)	(2,348,688)
Class R	(9,889,285)	(17,825,273)
Class Z	(54,020,045)	(77,818,551)

	(199,902,345)	(338,726,045)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	127,632,451	232,927,411
Net asset value of shares issued in reinvestment of dividends and distributions	181,243,815	302,085,514
Cost of shares reacquired	(548,306,175)	(730,210,728)

Net decrease in net assets from Fund share transactions	(239,429,909)	(195,197,803)

Total decrease	(360,203,972)	(338,444,364)

Net Assets:
Beginning of year	2,088,258,858	2,426,703,222

End of year(a)	$1,728,054,886	$2,088,258,858

(a) Includes undistributed net investment income of:	$435,938	$—

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of two funds: Prudential Jennison 20/20 Focus Fund (the “Fund”) and Prudential Jennison MLP Fund. These financial statements relate to Prudential Jennison 20/20 Focus Fund. The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the

24

security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price

Prudential Jennison 20/20 Focus Fund	25

Notes to Financial Statements

continued

determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

26

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. For multi-sleeve Funds, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially,

Prudential Jennison 20/20 Focus Fund	27

Notes to Financial Statements

continued

the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

28

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to and including $1 billion and .70% of such average daily net assets in excess of $1 billion. The effective management fee rate was .73% for the year ended November 30, 2015.

There are two portfolio managers at Jennison, both of which manage approximately 50% of the Fund’s assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the Fund’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average

Prudential Jennison 20/20 Focus Fund	29

Notes to Financial Statements

continued

daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2017.

PIMS has advised the Fund that it has received $552,579 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2015, it received $791, $90,922 and $7,565 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended November 30, 2015, PIM was compensated approximately $67,800 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2015, were $1,335,093,494 and $1,781,747,469 respectively.

30

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par. For the year ended November 30, 2015, the adjustments were to increase undistributed net investment income by $1, decrease accumulated net realized gain on investment transactions by $1,422,931 and increase paid-in capital in excess of par by 1,422,930 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and reclassifications of redemptions utilized as distributions for tax purposes. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended November 30, 2015, the tax character of dividends paid by the Fund were $46,987,193 of ordinary income and $152,915,152 of long-term capital gains. For the year ended November 30, 2014, the tax character of dividends paid by the Fund were $75,529,648 of ordinary income and $263,768,027 of long-term capital gains.

As of November 30, 2015, the Fund had accumulated undistributed earnings on a tax basis of $435,938 of ordinary income and $240,708,972 of long-term capital gains.

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,542,778,487	$417,425,933	$(55,924,686)	$361,501,247

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for

Prudential Jennison 20/20 Focus Fund	31

Notes to Financial Statements

continued

income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchases. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

32

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2015:
Shares sold	2,578,004	$43,525,240
Shares issued in reinvestment of dividends and distributions	5,077,026	80,927,805
Shares reacquired	(11,596,448)	(196,844,821)

Net increase (decrease) in shares outstanding before conversion	(3,941,418)	(72,391,776)
Shares issued upon conversion from other share class(es)	1,223,247	20,797,708
Shares reacquired upon conversion into other share class(es)	(650,862)	(11,169,541)

Net increase (decrease) in shares outstanding	(3,369,033)	$(62,763,609)

Year ended November 30, 2014:
Shares sold	4,945,230	$86,634,867
Shares issued in reinvestment of dividends and distributions	9,199,596	152,621,301
Shares reacquired	(20,910,930)	(366,512,030)

Net increase (decrease) in shares outstanding before conversion	(6,766,104)	(127,255,862)
Shares issued upon conversion from other share class(es)	1,131,884	19,959,553
Shares reacquired upon conversion into other share class(es)	(5,588,832)	(98,762,170)

Net increase (decrease) in shares outstanding	(11,223,052)	$(206,058,479)

Class B
Year ended November 30, 2015:
Shares sold	105,552	$1,431,096
Shares issued in reinvestment of dividends and distributions	884,544	11,605,223
Shares reacquired	(1,318,354)	(18,321,803)

Net increase (decrease) in shares outstanding before conversion	(328,258)	(5,285,484)
Shares reacquired upon conversion into other share class(es)	(1,436,582)	(20,104,800)

Net increase (decrease) in shares outstanding	(1,764,840)	$(25,390,284)

Year ended November 30, 2014:
Shares sold	376,555	$5,485,830
Shares issued in reinvestment of dividends and distributions	1,453,081	20,400,988
Shares reacquired	(1,350,817)	(20,249,820)

Net increase (decrease) in shares outstanding before conversion	478,819	5,636,998
Shares reacquired upon conversion into other share class(es)	(1,275,262)	(18,976,061)

Net increase (decrease) in shares outstanding	(796,443)	$(13,339,063)

Prudential Jennison 20/20 Focus Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2015:
Shares sold	1,388,703	$19,034,428
Shares issued in reinvestment of dividends and distributions	2,520,926	33,074,549
Shares reacquired	(5,649,520)	(78,589,750)

Net increase (decrease) in shares outstanding before conversion	(1,739,891)	(26,480,773)
Shares reacquired upon conversion into other share class(es)	(488,777)	(6,877,245)

Net increase (decrease) in shares outstanding	(2,228,668)	$(33,358,018)

Year ended November 30, 2014:
Shares sold	1,789,824	$26,283,509
Shares issued in reinvestment of dividends and distributions	3,553,471	49,926,525
Shares reacquired	(4,392,118)	(65,666,989)

Net increase (decrease) in shares outstanding before conversion	951,177	10,543,045
Shares reacquired upon conversion into other share class(es)	(609,288)	(9,185,205)

Net increase (decrease) in shares outstanding	341,889	$1,357,840

Class Q
Year ended November 30, 2015:
Shares sold	49,047	$871,958
Shares issued in reinvestment of dividends and distributions	69,520	1,183,921
Shares reacquired*	(313,279)	(5,736,842)

Net increase (decrease) in shares outstanding	(194,712)	$(3,680,963)

Year ended November 30, 2014:
Shares sold	66,327	$1,225,226
Shares issued in reinvestment of dividends and distributions	135,944	2,384,466
Shares reacquired	(398,740)	(7,311,753)

Net increase (decrease) in shares outstanding	(196,469)	$(3,702,061)

Class R
Year ended November 30, 2015
Shares sold	716,908	$11,765,561
Shares issued in reinvestment of dividends and distributions	599,785	9,296,669
Shares reacquired	(1,961,366)	(32,495,811)

Net increase (decrease) in shares outstanding	(644,673)	$(11,433,581)

Year ended November 30, 2014:
Shares sold	1,011,474	$17,416,378
Shares issued in reinvestment of dividends and distributions	1,005,637	16,301,386
Shares reacquired	(2,891,510)	(49,514,786)

Net increase (decrease) in shares outstanding	(874,399)	$(15,797,022)

34

Class Z	Shares	Amount
Year ended November 30, 2015:
Shares sold	2,847,943	$51,004,168
Shares issued in reinvestment of dividends and distributions	2,664,050	45,155,648
Shares reacquired	(11,942,214)	(216,317,148)

Net increase (decrease) in shares outstanding before conversion	(6,430,221)	(120,157,332)
Shares issued upon conversion from other share class(es)	982,106	17,917,190
Shares reacquired upon conversion into other share class(es)	(30,986)	(563,312)

Net increase (decrease) in shares outstanding	(5,479,101)	$(102,803,454)

Year ended November 30, 2014:
Shares sold	5,182,266	$95,881,601
Shares issued in reinvestment of dividends and distributions	3,456,309	60,450,848
Shares reacquired	(11,856,835)	(220,955,350)

Net increase (decrease) in shares outstanding before conversion	(3,218,260)	(64,622,901)
Shares issued upon conversion from other shares class(es)	5,770,855	107,782,090
Shares reacquired upon conversion into other share class(es)	(43,653)	(818,207)

Net increase (decrease) in shares outstanding	2,508,942	$42,340,982

*	Includes affiliated redemption of 83 shares with a value of $1,533 for Class Q shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2015. The average daily balance for the 147 days that the Fund had loans outstanding during the period was $2,199,102, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $12,034,000. At November 30, 2015, the Fund had no outstanding loan amount.

Prudential Jennison 20/20 Focus Fund	35

Notes to Financial Statements

continued

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 8, 2015 to shareholders of record on December 9, 2015. The ex-dividend date was December 10, 2015. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	—	$2.3785
Class B	—	$2.3785
Class C	—	$2.3785
Class Q	$0.0368	$2.3785
Class R	—	$2.3785
Class Z	$0.0162	$2.3785

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

36

Financial Highlights

Class A Shares
	Year Ended November 30,		Ten Months Ended November 30,		Year Ended January 31,
	2015	2014	2013(i)		2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$18.55	$19.71	$16.60		$15.83	$15.98	$13.84
Income (loss) from investment operations:
Net investment income (loss)	.02	(.05)	.05		(.01)	(.02)	-	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.67	1.60	3.59		1.59	.29	2.14
Total from investment operations	.69	1.55	3.64		1.58	.27	2.14
Less Distributions:
Distributions from net realized gains	(1.76)	(2.71)	(.53)		(.81)	(.42)	-
Capital Contributions(c):	-	-	-		-	-	-	(b)
Net asset value, end of period	$17.48	$18.55	$19.71		$16.60	$15.83	$15.98
Total Return(d):	4.62%	9.49%	22.35%		10.37%	1.77%	15.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$786,591	$897,251	$1,174,447		$1,065,531	$1,125,940	$1,183,059
Average net assets (000)	$826,377	$1,017,334	$1,110,859		$1,097,353	$1,139,012	$1,143,188
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.18%	1.18%	1.18%	(g)	1.18%	1.18%	1.19%
Expenses before waivers and/or expense reimbursement	1.18%	1.18%	1.18%	(g)	1.18%	1.18%	1.19%
Net investment income (loss)	.09%	(.26)%	.30%	(g)	(.05)%	(.11)%	-%	(f)
Portfolio turnover rate	73%	88%	62%	(h)	59%	82%	116%

(a) Calculated based on average shares outstanding during period.

(b) Less than $.005 per share.

(c) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less that one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Less than .005% per share.

(g) Annualized.

(h) Not annualized.

(i) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended November 30,		Ten Months Ended November 30,		Year Ended January 31,
	2015	2014	2013(h)		2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$15.60	$17.11	$14.56		$14.08	$14.36	$12.52
Income (loss) from investment operations:
Net investment loss	(.08)	(.14)	(.05)		(.11)	(.12)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	.53	1.34	3.13		1.40	.26	1.93
Total from investment operations	.45	1.20	3.08		1.29	.14	1.84
Less Distributions:
Distributions from net realized gains	(1.76)	(2.71)	(.53)		(.81)	(.42)	-
Capital Contributions(e):	-	-	-		-	-	-	(d)
Net asset value, end of period	$14.29	$15.60	$17.11		$14.56	$14.08	$14.36
Total Return(b):	3.87%	8.77%	21.62%		9.59%	1.06%	14.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$81,580	$116,571	$141,499		$137,765	$148,930	$165,659
Average net assets (000)	$96,741	$128,076	$136,116		$142,736	$157,386	$155,300
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	1.88%	(f)	1.88%	1.88%	1.89%
Expenses before waivers and/or expense reimbursement	1.88%	1.88%	1.88%	(f)	1.88%	1.88%	1.89%
Net investment loss	(.60)%	(.95)%	(.40)%	(f)	(.75)%	(.81)%	(.70)%
Portfolio turnover rate	73%	88%	62%	(g)	59%	82%	116%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended November 30,		Ten Months Ended November 30,		Year Ended January 31,
	2015	2014	2013(h)		2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$15.61	$17.12	$14.57		$14.08	$14.36	$12.53
Income (loss) from investment operations:
Net investment loss	(.08)	(.14)	(.05)		(.11)	(.12)	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	.53	1.34	3.13		1.41	.26	1.92
Total from investment operations	.45	1.20	3.08		1.30	.14	1.83
Less Distributions:
Distributions from net realized gains	(1.76)	(2.71)	(.53)		(.81)	(.42)	-
Capital Contributions(e):	-	-	-		-	-	-	(d)
Net asset value, end of period	$14.30	$15.61	$17.12		$14.57	$14.08	$14.36
Total Return(b):	3.88%	8.77%	21.61%		9.66%	1.06%	14.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$278,283	$338,517	$365,467		$335,759	$366,089	$398,038
Average net assets (000)	$299,170	$353,049	$345,686		$349,269	$381,245	$370,033
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	1.88%	(f)	1.88%	1.88%	1.89%
Expenses before waivers and/or expense reimbursement	1.88%	1.88%	1.88%	(f)	1.88%	1.88%	1.89%
Net investment loss	(.60)%	(.95)%	(.40)%	(f)	(.75)%	(.81)%	(.70)%
Portfolio turnover rate	73%	88%	62%	(g)	59%	82%	116%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	39

Financial Highlights

continued

Class Q Shares
	Year Ended November 30,		Ten Months Ended November 30,		Year Ended January 31,	March 28, 2011(a) through January 31,
	2015	2014	2013(g)		2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$19.69	$20.72	$17.37		$16.45	$17.09
Income (loss) from investment operations:
Net investment income	.09	.03	.12		.06	.05
Net realized and unrealized gain on investment and foreign currency transactions	.74	1.69	3.76		1.67	(.27)
Total from investment operations	.83	1.72	3.88		1.73	(.22)
Less Dividends and Distributions:
Dividends from net investment income	-	(.04)	-		-	-
Distributions from net realized gains	(1.76)	(2.71)	(.53)		(.81)	(.42)
Total dividends and distributions	(1.76)	(2.75)	(.53)		(.81)	(.42)
Net asset value, end of period	$18.76	$19.69	$20.72		$17.37	$16.45
Total Return(c):	5.11%	9.93%	22.75%		10.90%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,987	$13,270	$18,030		$23,654	$20,845
Average net assets (000)	$11,036	$14,793	$22,424		$18,725	$23,124
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.76%	.76%	.75%	(e)	.75%	.75% (e)
Expenses before waivers and/or expense reimbursement	.76%	.76%	.75%	(e)	.75%	.75% (e)
Net investment income	.52%	.16%	.80%	(e)	.37%	.35% (e)
Portfolio turnover rate	73%	88%	62%	(f)	59%	82% (f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended November 30,		Ten Months Ended November 30,		Year Ended January 31,
	2015	2014	2013(h)		2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$18.09	$19.32	$16.31		$15.60	$15.78	$13.70
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.08)	.02		(.04)	(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	1.56	3.52		1.56	.29	2.11
Total from investment operations	.64	1.48	3.54		1.52	.24	2.08
Less Distributions:
Distributions from net realized gains	(1.76)	(2.71)	(.53)		(.81)	(.42)	-
Capital Contributions(b):	-	-	-		-	-	-	(c)
Net asset value, end of period	$16.97	$18.09	$19.32		$16.31	$15.60	$15.78
Total Return(d):	4.44%	9.29%	22.13%		10.14%	1.60%	15.18%

Ratios/Supplemental Data:
Net assets, end of period (000)	$86,122	$103,493	$127,424		$114,584	$109,794	$92,276
Average net assets (000)	$93,073	$110,415	$121,488		$115,501	$102,506	$72,700
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.38%	1.38%	1.38%	(f)	1.38%	1.38%	1.39%
Expenses before waivers and/or expense reimbursement	1.63%	1.63%	1.63%	(f)	1.63%	1.63%	1.64%
Net investment income (loss)	(.10)%	(.46)%	.11%(f)		(.25)%	(.32)%	(.23)%
Portfolio turnover rate	73%	88%	62%	(g)	59%	82%	116%

(a) Calculated based on average shares outstanding during period.

(b) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	41

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,		Ten Months Ended November 30,		Year Ended January 31,
	2015	2014	2013(h)		2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$19.62	$20.64	$17.33		$16.44	$16.52	$14.27
Income (loss) from investment operations:
Net investment income	.07	.01	.09		.04	.03	.04
Net realized and unrealized gain on investment and foreign currency transactions	.72	1.70	3.75		1.66	.31	2.21
Total from investment operations	.79	1.71	3.84		1.70	.34	2.25
Less Dividends and Distributions:
Dividends from net investment income	-	(.02)	-		-	-	-
Distributions from net realized gains	(1.76)	(2.71)	(.53)		(.81)	(.42)	-
Total dividends and distributions	(1.76)	(2.73)	(.53)		(.81)	(.42)	-
Capital Contributions(b):	-	-	-		-	-	-	(c)
Net asset value, end of period	$18.65	$19.62	$20.64		$17.33	$16.44	$16.52
Total Return(d):	4.91%	9.89%	22.57%		10.72%	2.14%	15.77%

Ratios/Supplemental Data:
Net assets, end of period (000)	$486,493	$619,157	$599,835		$643,397	$776,442	$792,376
Average net assets (000)	$524,291	$600,882	$593,229		$731,863	$792,733	$719,773
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	.88%	.88%	.88%	(f)	.88%	.88%	.89%
Expenses before waivers and/or expense reimbursement	.88%	.88%	.88%	(f)	.88%	.88%	.89%
Net investment income	.40%	.04%	.60%	(f)	.25%	.19%	.30%
Portfolio turnover rate	73%	88%	62%	(g)	59%	82%	116%

(a) Calculated based on average shares outstanding during period.

(b) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 18:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18 (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, for the year ended November 30, 2014, for the ten-month period ended November 30, 2013, and for each of the years in the three-year period ended January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2016

Prudential Jennison 20/20 Focus Fund	43

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2015, the Fund reports the maximum amount allowed per share but not less than $1.34 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison 20/20 Focus Fund	35.82%	29.31%

In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2015.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison 20/20 Focus Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison 20/20 Focus Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison 20/20 Focus Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison 20/20 Focus Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison 20/20 Focus Fund is a series of Prudential Investment Portfolios 18.

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison, as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI

[2]

The Fund was compared to the Lipper Large-Cap Core Funds Performance Universe, although Lipper classifies the Fund in the Large-Cap Growth Funds Performance Universe. The Lipper Large-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the other periods.
•

The Board noted PI’s explanation that the underperformance was primarily attributable to the Fund’s value sleeve. The Board also considered PI’s explanation that the sleeve’s portfolio manager had been replaced in 2014, resulting in changes in the securities selection process for the value sleeve, and that the value sleeve’s holdings had not fully repositioned under the new portfolio manager until the end of 2014.

•

The Board considered that, following the replacement of the value sleeve’s portfolio manager, the Fund’s performance had shown significant improvement, with the Fund ranking in the sixth percentile of its Peer Universe and outperforming its benchmark index year-to-date as of May 31, 2015.

•	The Board noted PI’s explanation that the Fund’s net total expense ratio was only one basis point above the median of all funds in the Peer Group.
•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor the Fund’s performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison 20/20 Focus Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer •

Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison 20/20 Focus Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON 20/20 FOCUS FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	PJTQX	JTWRX	PTWZX
CUSIP	74440G107	74440G206	74440G305	74440G602	74440G503	74440G404

MF183E    0287137-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS | MUTUAL FUNDS

PRUDENTIAL JENNISON

MLP FUND

ANNUAL REPORT • NOVEMBER 30, 2015

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2016

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison MLP Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison MLP Fund

Prudential Jennison MLP Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Since Inception
Class A	–30.22%	–18.82% (12/18/13)
Class C	–30.80	–20.07 (12/18/13)
Class Z	–29.98	–18.41 (12/18/13)
Alerian MLP Index	–34.03
S&P 500 Index	2.76
Lipper Custom Average*	–29.02
Lipper Energy MLP Funds Average*	–32.52

Average Annual Total Returns (With Sales Charges) as of 12/31/15
	One Year	Since Inception
Class A	–38.14%	–15.33% (12/18/13)
Class C	–35.69	–13.59 (12/18/13)
Class Z	–34.35	–12.71 (12/18/13)
Alerian MLP Index	–32.59
S&P 500 Index	1.39
Lipper Custom Average*	–31.34
Lipper Energy MLP Funds Average*	–35.95

Average Annual Total Returns (With Sales Charges) as of 11/30/15
	One Year	Since Inception
Class A	–34.05%	–12.70% (12/18/13)
Class C	–31.46	–10.84 (12/18/13)
Class Z	–29.98	–9.90 (12/18/13)

Average Annual Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Since Inception
Class A	–30.22%	–10.13% (12/18/13)
Class C	–30.80	–10.84 (12/18/13)
Class Z	–29.98	–9.90 (12/18/13)

The Fund’s returns are calculated on a post corporate tax basis.

*The Lipper Custom Average is a custom group of Unlevered, C-Corporation structured MLP Funds in the Lipper Energy MLP Funds performance universe. Although Lipper classifies the Fund in the Energy MLP Funds performance universe, the Lipper Custom Average is used because the funds in the custom peer group provide a more appropriate basis for Fund performance comparisons.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison MLP Fund (Class A shares) with a similar investment in the Alerian MLP Index, by portraying the initial account values at the commencement of operations for Class A shares (December 18, 2013) and the account values at the end of the current fiscal year (November 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. The Prudential Jennison MLP Fund’s ending account value is calculated on a post corporate tax basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Jennison MLP Fund	3

Your Fund’s Performance (continued)

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Alerian MLP Index

The Alerian MLP Index is an unmanaged index composite of the 50 most prominent energy MLPs that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The Index is calculated using a float-adjusted, capitalization-weighted methodology. The cumulative total return for the Index measured from the month-end closest to the Fund’s inception date through 11/30/15 is –26.74%. The average annual total return for the Index measured from the month-end closest to the Fund’s inception date through 12/31/15 is –15.95%.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P500 Index) is an unmanaged index of 502 stocks of large US companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the Fund’s inception date through 11/30/15 is 17.09%. The average annual total return for the Index measured from the month-end closest to the Fund’s inception date through 12/31/15 is 7.35%.

Lipper Energy MLP Funds Average

Funds in the Lipper Energy MLP Funds Average (Lipper Average) invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources in the energy sector. The cumulative total return for the Lipper Average measured from the month-end closest to the Fund’s inception date through 11/30/15 is –25.34%. The average annual total return for the Lipper Average measured from the month-end closest to the Fund’s inception date through 12/31/15 is –17.77%.

Lipper Custom Average

Lipper Custom Energy MLP Funds Average. The Lipper Custom Energy MLP Funds Average consists only of Funds unlevered and structured as C-Corporations within Lipper’s Energy MLP Funds category, and not the entire

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Energy MLP Funds category. These returns do not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these expenses. The cumulative total return for the Lipper Average measured from the month-end closest to the Fund’s inception date through 11/30/15 is –21.41%. The average annual total return for the Lipper Average measured from the month-end closest to the Fund’s inception date through 12/31/15 is –14.47%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception return for the Index and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/15
Buckeye Partners LP, Oil & Gas Storage & Transportation	6.4%
Energy Transfer Partners LP, Oil & Gas Storage & Transportation	6.3
Tallgrass Energy Partners LP, Oil & Gas Storage & Transportation	5.8
Brookfield Infrastructure Partners LP (Bermuda), Electric Utilities	4.7
Cheniere Energy Partners LP, Oil & Gas Storage & Transportation	4.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/15
Oil & Gas Storage & Transportation	83.1%
Electric Utilities	4.7
Oil & Gas Exploration & Production	3.6
Oil & Gas Equipment & Services	2.9
Oil & Gas Refining & Marketing	1.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison MLP Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison MLP Fund’s Class A shares returned –30.22% for the 12-month reporting period ended November 30, 2015. This compares with the –34.03% return of the Alerian MLP Index (the Index), the –29.02% return of the Lipper Custom Average, and the –32.52% return of the Lipper Energy MLP Funds Average during the same period.

Relative to the Index, stock selection within the oil and gas storage and transportation and oil and gas exploration and production segments were the largest contributors to performance during the period. Conversely, an allocation to the independent power and renewable electricity producer segment was the largest detractor, along with an allocation to the oil and gas exploration and production segment which slightly detracted from relative performance during the period.

What was the market environment like for stocks during the period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape during the period. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December 2014, signaling confidence in the health of US economic activity and labor market conditions.

A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. These challenges, along with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

During the period, falling crude-oil prices and increased volatility in the energy sector ignited a severe sector pullback in the overall master limited partnership (MLP) space at the end of the period. Falling commodity prices, concerns over broad cash distribution cuts, and fears that the MLP sector would be unable to grow caused a complete price dislocation relative to the fundamental reality, in Jennison’s view.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s leading contributors included Tallgrass Energy Partners LP, Brookfield Infrastructure Partners LP (Bermuda), and Dominion Midstream Partners LP. Other noteworthy contributors were Phillips 66 Partners LP and Enlink Midstream LLC.

•	See Comments on Largest Holdings for Tallgrass Energy Partners.

•	See Comments on Largest Holdings for Brookfield Infrastructure Partners LP (Bermuda).

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•

Dominion Midstream Partners LP is an owner of liquefied natural gas import, storage, and transportation assets. The company’s midstream assets are strategically located. With long-term fixed reservation fee contracts (take or pay) in place, and including the sizeable midstream inventory at its parent company (Dominion Resources), Jennison believes Dominion Midstream may have solid growth potential.

Which holdings detracted most from the Fund’s return?

The major overall detractors to performance during the period came from positions in Energy Transfer Partners LP, Energy Transfer Equity LP, and Plains GP Holdings LP. Other noteworthy detractors during the period included SemGroup Corporation and Williams Partners LP.

•	See Comments on Largest Holdings for Energy Transfer Partners LP.

•

Energy Transfer Equity LP is an MLP that owns the general partner (GP) and 100% of the incentive distribution rights (IDRs) of Energy Transfer Partners LP, which is the GP of Sunoco LP, and has an ownership interest of the GP of Sunoco Logistics Partners LP. Energy Transfer Equity LP derives its cash-flows through its multiple ownership stakes in the previously mentioned companies. On a consolidated basis, Energy Transfer Equity LP’s family of companies owns and operates approximately 70,000 miles of natural gas, natural gas liquids, refined products, and crude-oil pipelines. Jennison continues to view this family of companies as potentially catalyst-rich and well-positioned to capitalize on the prospect of increased demand for energy infrastructure. Given Energy Transfer Equity LP’s core assets and GP benefits, Jennison believes the company is uniquely positioned to capitalize on the growing US export possibilities in the liquid natural gas industry.

•

Plains All American Pipeline LP is a limited partnership engaged in the transportation, storage, and marketing of crude oil, natural gas liquids, and other natural gas and refined products. The company owns a network of pipeline transportation, storage and gathering assets in crude oil and natural gas liquid producing basins, and transportation corridors. The company also has a 50% ownership in PAA/Vulcan Gas Storage LLC, which it refers to as PAA/Vulcan. Plains GP Holdings LP has both a direct and an indirect partnership interest in PAA.

Prudential Jennison MLP Fund	7

Strategy and Performance Overview (continued)

Were there significant changes to the portfolio?

Jennison made few strategic changes to the portfolio during the period; however, the Fund added or eliminated positions because of company fundamentals and/or the risk-reward characteristics of certain stocks.

•	Significant new positions were established in Buckeye Partners LP, Brookfield Infrastructure Partners LP (Bermuda), and ONEOK Partners LP.

•	Positions in Regency Energy Partners LP, MarkWest Energy Partners LP, and Teekay Corporation were among the stocks eliminated during the period.

•	Dominion Midstream Partners LP, Energy Transfer Equity LP, and Shell Midstream Partners LP were among some of the positions that were reduced over the period.

•	Enbridge Energy Partners LP, Energy Transfer Partners LP, and Plains All American Pipeline LP were among the names that were increased during the period.

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Comments on Largest Holdings

6.4%	Buckeye Partners LP, Oil & Gas Storage & Transportation

Buckeye Partners LP is an MLP that provides mid-stream energy logistics services. The company owns and operates one of the nation’s largest independent petroleum carrier pipeline network providing refiners, wholesalers, marketers, airlines, railroads and other commercial end-users with dependable, all-weather transportation of refined petroleum products. BPL transports refined products by pipeline principally in the Northeastern and upper Midwestern states. Jennison believes Buckeye should benefit from an uptick in demand for oil storage and growth in refined product movements, given lower oil prices and potentially improved demand.

6.3%	Energy Transfer Partners LP, Oil & Gas Storage & Transportation

Energy Transfer Partners LP is an MLP which owns and operates one of the largest and most diversified portfolios of energy assets in the US, including natural gas gathering and transportation pipelines, and treating, processing, and storage facilities. The company’s assets include over 70,000 miles of natural gas, natural gas liquids, refined products, and crude-oil pipelines that span the US. The company’s interstate storage and transportation segment directly owns and operates approximately 18,000 miles of interstate natural gas pipelines and is the second largest transporter of natural gas in the US. In Jennison’s view, Energy Transfer Partners LP is uniquely positioned with the potential to benefit from US natural gas exports and from a large backlog of major pipeline projects, all of which could support healthy distribution growth for the company for the next several years.

5.8%	Tallgrass Energy Partners LP, Oil & Gas Storage & Transportation

Tallgrass Energy Partners LP owns, operates, acquires and develops midstream energy assets in North America. The company’s gas transportation and storage segment owns and operates interstate natural gas pipelines and integrated natural gas storage facilities for customers in the Rocky Mountain and Midwest regions of the US, while its processing segment owns and operates natural gas processing, treating and fractionation facilities that produce natural gas liquids and residue gas that is sold in local wholesale markets or delivered into pipelines for transportation to additional end markets.

4.7%	Brookfield Infrastructure Partners LP (Bermuda), Electric Utilities

Brookfield Infrastructure Partners LP owns and operates utilities, transport and energy businesses in North and South America, Australasia and Europe. The company operates in three segments: utilities, which include regulated or contractual businesses that earn a return on their rate base; transport, which provides transportation for freight, bulk commodities, and passengers, for which it is paid an access fee; and energy, which includes systems that provide transmission, distribution, and storage services.

4.5%	Cheniere Energy Partners LP, Oil & Gas Storage & Transportation

Cheniere Energy Partners LP, along with its parent company, Cheniere Energy, Inc., owns and operates liquefied natural gas facilities and, adjacent to these facilities, has

Prudential Jennison MLP Fund	9

Comments on Largest Holdings (continued)

natural gas liquefaction facilities under construction. Cheniere Energy, Inc., has a first-mover advantage in the US liquid natural gas export market as it moves toward becoming the first large-scale liquid natural gas exporter from the US. The company is in the process of investing over $30 billion to develop liquefaction and purification facilities, which Jennison believes will produce attractive fixed fee “take or pay” revenues, giving the company the ability to produce substantial free cash-flow that can either be reinvested or paid out to investors.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2015, at the beginning of the period, and held through the six-month period ended November 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison MLP Fund	11

Fees and Expenses (continued)

Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). The expenses in the table do reflect current/deferred tax expenses/(benefit). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison MLP Fund		Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$690.00	0.76%	$3.22
	Hypothetical	$1,000.00	$1,021.26	0.76%	$3.85

Class C	Actual	$1,000.00	$686.60	1.51%	$6.38
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64

Class Z	Actual	$1,000.00	$691.20	0.51%	$2.16
	Hypothetical	$1,000.00	$1,022.51	0.51%	$2.59

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios before tax expenses for the year ended November 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.69%	1.50%
C	2.39	2.25
Z	1.39	1.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison MLP Fund	13

Portfolio of Investments

as of November 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.7%

COMMON STOCKS 13.2%

Oil & Gas Storage & Transportation 12.1%
Columbia Pipeline Group, Inc.	85,191	$1,633,111
Kinder Morgan, Inc.	109,628	2,583,932
ONEOK, Inc.	119,025	3,508,857
SemGroup Corp. (Class A Stock)	55,322	1,921,333
Williams Cos., Inc. (The)	145,104	5,305,002

		14,952,235

Renewable Electricity 1.1%
Abengoa Yield PLC (Spain)	89,935	1,302,259

TOTAL COMMON STOCKS (cost $24,099,006)		16,254,494

PREFERRED STOCK 3.6%

Oil & Gas Exploration & Production
Anadarko Petroleum Corp. CVT, 7.500% (cost $5,392,029)	120,334	4,466,798

MASTER LIMITED PARTNERSHIPS 79.9%

Electric Utilities 4.7%
Brookfield Infrastructure Partners LP (Bermuda)	138,943	5,771,692

Oil & Gas Equipment & Services 2.9%
USA Compression Partners LP	235,088	3,578,040

Oil & Gas Refining & Marketing 1.3%
NuStar Energy LP	40,762	1,631,295

Oil & Gas Storage & Transportation 71.0%
Antero Midstream Partners LP	90,087	2,019,750
Boardwalk Pipeline Partners LP	213,603	2,708,486
Buckeye Partners LP	116,403	7,879,319
Cheniere Energy Partners LP	214,364	5,509,155
Columbia Pipeline Partners LP	102,164	1,536,546
Dominion Midstream Partners LP	64,823	2,047,758
Enbridge Energy Partners LP	177,721	4,416,367
Energy Transfer Equity LP	262,822	4,977,849
Energy Transfer Partners LP	203,729	7,784,485

See Notes to Financial Statements.

Prudential Jennison MLP Fund	15

Portfolio of Investments

as of November 30, 2015 continued

Description	Shares	Value (Note 1)
MASTER LIMITED PARTNERSHIPS (Continued)

Oil & Gas Storage & Transportation (cont’d.)
Enterprise Products Partners LP	121,200	$3,077,268
EQT GP Holdings LP	53,128	1,212,912
EQT Midstream Partners LP	45,839	3,101,008
ONEOK Partners LP	128,764	3,892,536
Phillips 66 Partners LP	42,782	2,481,356
Plains All American Pipeline LP	156,779	3,884,984
Plains GP Holdings LP (Class A Stock)	197,162	2,417,206
Rice Midstream Partners LP	258,736	3,601,605
Rose Rock Midstream LP	89,917	1,881,963
Shell Midstream Partners LP	58,264	2,031,666
Sunoco Logistics Partners LP	130,748	3,643,947
Sunoco LP	61,078	2,272,102
Tallgrass Energy GP LP	64,934	1,425,951
Tallgrass Energy Partners LP	165,219	7,112,678
Western Gas Equity Partners LP	21,047	878,081
Western Refining Logistics LP	129,413	3,030,852
Williams Partners LP	102,728	2,816,802

		87,642,632

TOTAL MASTER LIMITED PARTNERSHIPS (cost $120,026,826)		98,623,659

TOTAL LONG-TERM INVESTMENTS (cost $149,517,861)		119,344,951

SHORT-TERM INVESTMENT 3.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,746,309)(a)	3,746,309	3,746,309

TOTAL INVESTMENTS 99.8% (cost $153,264,170) (Note 5)		123,091,260
Other assets in excess of liabilities 0.2%		302,532

NET ASSETS 100.0%		$123,393,792

The following abbreviations are used in the annual report:

CVT—Convertible Security

OTC—Over-the-counter

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

16

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Oil & Gas Storage & Transportation	$14,952,235	$—	$—
Renewable Electricity	1,302,259	—	—
Preferred Stock
Oil & Gas Exploration & Production	4,466,798	—	—
Master Limited Partnerships
Electric Utilities	5,771,692	—	—
Oil & Gas Equipment & Services	3,578,040	—	—
Oil & Gas Refining & Marketing	1,631,295	—	—
Oil & Gas Storage & Transportation	87,642,632	—	—
Affiliated Money Market Mutual Fund	3,746,309	—	—

Total	$123,091,260	$—	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 2015 were as follows (Unaudited):

Oil & Gas Storage & Transportation	83.1%
Electric Utilities	4.7
Oil & Gas Exploration & Production	3.6
Affiliated Money Market Mutual Fund	3.1
Oil & Gas Equipment & Services	2.9
Oil & Gas Refining & Marketing	1.3%
Renewable Electricity	1.1

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Prudential Jennison MLP Fund	17

Statement of Assets & Liabilities

as of November 30, 2015

Assets
Investments at value:
Unaffiliated Investments (cost $149,517,861)	$119,344,951
Affiliated Investments (cost $3,746,309)	3,746,309
Cash	6
Receivable for Fund shares sold	1,954,650
Dividends receivable	213,982
Other assets	889
Prepaid expenses	1,083

Total assets	125,261,870

Liabilities
Payable for Fund shares reacquired	1,624,772
Accrued expenses and other liabilities	173,932
Management fee payable	35,828
Distribution fee payable	20,670
Franchise tax payable	9,593
Affiliated transfer agent fee payable	3,283

Total liabilities	1,868,078

Net Assets	$123,393,792

Net assets were comprised of:
Shares of beneficial interest, at par	$16,554
Paid-in capital in excess of par	167,454,804

167,471,358
Accumulated net investment loss, net of taxes	(1,211,661)
Accumulated net realized loss on investment transactions, net of taxes	(12,690,383)
Net unrealized appreciation (depreciation) on investments, net of taxes	(30,175,522)

Net assets, November 30, 2015	$123,393,792

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($28,832,729 ÷ 3,871,389 shares of beneficial interest issued and outstanding)	$7.45
Maximum sales charge (5.50% of offering price)	0.43

Maximum offering price to public	$7.88

Class C
Net asset value, offering price and redemption price per share,
($18,364,333 ÷ 2,504,035 shares of beneficial interest issued and outstanding)	$7.33

Class Z
Net asset value, offering price and redemption price per share,
($76,196,730 ÷ 10,178,279 shares of beneficial interest issued and outstanding)	$7.49

See Notes to Financial Statements.

Prudential Jennison MLP Fund	19

Statement of Operations

Year Ended November 30, 2015

Net Investment Loss
Income
Distributions from Master Limited Partnerships	$5,281,696
Less: Return of capital on distributions	(5,245,622)
Unaffiliated dividend income	932,841
Affiliated dividend income	7,928

Total income	976,843

Expenses
Management fee	1,217,839
Distribution fee—Class A	78,521
Distribution fee—Class C	158,142
Transfer agent’s fees and expenses (including affiliated expense of $16,500)	122,000
Tax service fees	85,000
Registration fees	67,000
Audit fee	60,000
Shareholders’ reports	50,000
Custodian and accounting fees	47,000
Legal fees and expenses	18,000
Franchise tax expense	16,000
Trustees’ fees	13,000
Loan interest expense	2,069
Insurance expenses	1,000
Miscellaneous	14,174

Total expenses	1,949,745
Less: Management fee waiver and/or expense reimbursement	(172,247)
Distribution fee waiver—Class A	(13,087)

Net expenses	1,764,411

Net investment loss, before taxes	(787,568)
Tax expense, net of valuation allowance	(151,331)

Net investment loss, net of taxes	(938,899)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(13,285,251)
Tax benefit, net of valuation allowance	211,467

(13,073,784)

Net change in unrealized appreciation (depreciation) on:
Investments	(31,844,559)
Tax benefit, net of valuation allowance	593,623

(31,250,936)

Net loss on investment transactions, net of taxes	(44,324,720)

Net Decrease In Net Assets Resulting From Operations	$(45,263,619)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended November 30, 2015	December 18, 2013* through November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment loss, net of taxes	$(938,899)	$(272,762)
Net realized gain (loss) on investment transactions, net of taxes	(13,073,784)	383,401
Net change in unrealized appreciation (depreciation) on investments, net of taxes	(31,250,936)	1,075,414

Net increase (decrease) in net assets resulting from operations	(45,263,619)	1,186,053

Distributions (Note 1)
Distributions from return of capital:
Class A	(1,328,469)	(226,931)
Class C	(807,747)	(189,253)
Class Z	(3,889,620)	(1,408,523)

	(6,025,836)	(1,824,707)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	169,772,395	107,847,438
Net asset value of shares issued in reinvestment of dividends and distributions	5,757,032	1,801,196
Cost of shares reacquired	(97,042,199)	(12,813,961)

Net increase in net assets from Fund share transactions	78,487,228	96,834,673

Total increase	27,197,773	96,196,019

Net Assets:
Beginning of period	96,196,019	—

End of period	$123,393,792	$96,196,019

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison MLP Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust operates as a Series company. The Trust currently consists of two investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison MLP Fund (the “Fund”) and Prudential Jennison 20/20 Focus Fund. The information presented in these financial statements pertains to the Prudential Jennison MLP Fund, a non-diversified series of the Trust. The Fund commenced investment operations on December 18, 2013. The investment objective of the Fund is to seek total return.

Note 1. Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison MLP Fund	23

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

MLPs: The Fund invests primarily in Master Limited Partnerships (“MLPs”). MLPs and MLP-related investments will comprise a minimum of 80% of investable assets of the Fund. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

24

Concentration of Risk: Since the Fund concentrates its investments in the energy and/ or natural resources sector, it will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting the sector. The mentioned sectors have historically experienced substantial price volatility. MLPs and other companies operating in these sectors are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy and natural resources companies.

Return of Capital Estimates: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the year ended November 30, 2015, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Offering and Organization Costs: Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are

Prudential Jennison MLP Fund	25

Notes to Financial Statements

continued

allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay distributions from its gross income to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income Taxes: The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

The Fund intends to invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

26

The Fund will accrue a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 35% plus an estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset; consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. At November 30, 2015, the Fund determined a valuation allowance was required for the entire deferred tax asset.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/ (liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 30, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from

Prudential Jennison MLP Fund	27

Notes to Financial Statements

continued

unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Since the Fund will be subject to taxation on its taxable income, the Net Asset Value of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Fund’s benchmark Index, however, is calculated without any adjustments for taxes.

As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund has accrued a state franchise tax liability for the year ended November 30, 2015. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise state returns in several states.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The effective management fee rate, net of waivers and/or expense reimbursements, was .86%.

28

PI has contractually agreed to limit net annual fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes (including deferred tax expenses), interest, brokerage, extraordinary and certain other expenses) of each class of shares to 1.25% of the Fund’s average daily net assets. This waiver may not be terminated prior to March 31, 2017 without the prior approval of the Fund’s Board of Trustees.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 31, 2017.

PIMS has advised the Fund that it has received $293,137 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2015, it received $848 and $6,304 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940

Prudential Jennison MLP Fund	29

Notes to Financial Statements

continued

Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2015, were $172,361,918 and $98,085,890, respectively.

Note 5. Tax Information

Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.99% for state and local tax, net of federal tax benefit.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2015	Current	Deferred	Total
Federal	$1,645	$(16,253,180)	$(16,251,535)
State	108	(911,256)	(911,148)
Valuation Allowance	—	16,508,924	16,508,924

Total tax expense/(benefit)	$1,753	$(655,512)	$(653,759)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount
Application of statutory income tax rate	$(16,072,418)
State income taxes, net of Federal benefit	(900,056)
Effect of permanent difference	(190,701)
Change in estimated state deferred rates	3,555
Other	(3,063)
Valuation Allowance	16,508,924

Total income tax expense/(benefit)	$(653,759)

30

As of November 30, 2015, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$1,876,825
Capital loss carryforward	3,261,704
Net unrealized loss on investment securities (tax basis)	11,353,455
Other	16,940
Less valuation allowance	(16,508,924)

Net deferred tax asset	$—

Net operating loss carryforwards are available to offset future taxable income. Net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$5,076,615	November 30, 2035

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2019. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2014	$86,912	November 30, 2019
November 30, 2015	8,735,659	November 30, 2020

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$153,801,172	$1,042,181	$(31,752,093)	$(30,709,912)

The book basis may differ from tax basis due to certain tax related adjustments.

Note 6. Capital

The Fund offers Class A, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in

Prudential Jennison MLP Fund	31

Notes to Financial Statements

continued

an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2015:
Shares sold	3,449,374	$34,177,728
Shares issued in reinvestment of dividends and distributions	130,153	1,169,428
Shares reacquired†	(1,058,135)	(9,895,476)

Net increase (decrease) in shares outstanding before conversion	2,521,392	25,451,680
Shares issued upon conversion from other share class(es)	28,472	277,314
Shares reacquired upon conversion into other share class(es)	(59,913)	(589,576)

Net increase (decrease) in shares outstanding	2,489,951	$25,139,418

Period ended November 30, 2014*:
Shares sold	1,618,240	$18,608,241
Shares issued in reinvestment of dividends and distributions	17,836	207,050
Shares reacquired	(255,073)	(2,911,520)

Net increase (decrease) in shares outstanding before conversion	1,381,003	15,903,771
Shares issued upon conversion from other share class(es)	1,436	16,576
Shares reacquired upon conversion into other share class(es)	(1,001)	(11,445)

Net increase (decrease) in shares outstanding	1,381,438	$15,908,902

32

Class C	Shares	Amount
Year ended November 30, 2015:
Shares sold	2,000,247	$19,233,499
Shares issued in reinvestment of dividends and distributions	87,724	775,224
Shares reacquired†	(436,757)	(3,980,303)

Net increase (decrease) in shares outstanding before conversion	1,651,214	16,028,420
Shares reacquired upon conversion into other share class(es)	(5,183)	(46,320)

Net increase (decrease) in shares outstanding	1,646,031	$15,982,100

Period ended November 30, 2014*:
Shares sold	889,335	$9,992,738
Shares issued in reinvestment of dividends and distributions	16,224	185,880
Shares reacquired	(47,555)	(544,616)

Net increase (decrease) in shares outstanding	858,004	$9,634,002

Class Z
Year ended November 30, 2015:
Shares sold	11,972,509	$116,361,168
Shares issued in reinvestment of dividends and distributions	417,030	3,812,380
Shares reacquired†	(8,592,505)	(83,166,420)

Net increase (decrease) in shares outstanding before conversion	3,797,034	37,007,128
Shares issued upon conversion from other share class(es)	64,772	635,896
Shares reacquired upon conversion into other share class(es)	(28,367)	(277,314)

Net increase (decrease) in shares outstanding	3,833,439	$37,365,710

Period ended November 30, 2014*:
Shares sold	7,034,345	$79,246,459
Shares issued in reinvestment of dividends and distributions	121,952	1,408,266
Shares reacquired	(811,023)	(9,357,825)

Net increase (decrease) in shares outstanding before conversion	6,345,274	71,296,900
Shares issued upon conversion from other share class(es)	999	11,445
Shares reacquired upon conversion into other share class(es)	(1,433)	(16,576)

Net increase (decrease) in shares outstanding	6,344,840	$71,291,769

*	Commencement of operations was December 18, 2013.
†	Includes affiliated redemption of 1,072 shares with a value of $8,090 for Class A shares, 1,072 shares with a value of $7,976 for Class C shares, and 1,335,410 shares with a value of $11,141,266 for Class Z shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized

Prudential Jennison MLP Fund	33

Notes to Financial Statements

continued

commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2015. The average daily balance for the 12 days that the Fund had loans outstanding during the period was approximately $4,334,667, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $19,859,000. At November 30, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

34

Financial Highlights

Class A
	Year Ended November 30,	December 18, 2013(b) through November 30,
	2015(c)	2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.19	$10.00
Income (loss) from investment operations:
Net investment loss	(.08)	(.09)
Net realized and unrealized gain (loss) on investments	(3.21)	1.71
Total from investment operations	(3.29)	1.62
Less Distributions:
Return of capital distributions	(.45)	(.43)
Net asset value, end of period	$7.45	$11.19
Total Return(a)	(30.15)%	16.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,833	$15,465
Average net assets (000)	$26,174	$4,308
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	1.50%	1.50%	(e)
Expenses after waivers and/or expense reimbursement, net of taxes	.98% (g)	3.14%	(e)(g)
Expenses before waivers and/or expense reimbursement, before taxes	1.69%	2.07%	(e)
Net investment loss	(.68)%	(1.24)%	(e)
Net investment loss, net of taxes	(.82)% (h)	(.86)%	(e)(h)
Portfolio turnover rate	83%	67%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculations are based on the average daily number of shares outstanding.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Tax estimate for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses).

(h) Tax estimate for the ratio calculation is derived from the net investment loss only.

See Notes to Financial Statements.

Prudential Jennison MLP Fund	35

Financial Highlights

continued

Class C
	Year Ended November 30,	December 18, 2013(b) through November 30,
	2015(c)	2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.12	$10.00
Income (loss) from investment operations:
Net investment loss	(.15)	(.17)
Net realized and unrealized gain (loss) on investments	(3.19)	1.72
Total from investment operations	(3.34)	1.55
Less Distributions:
Return of capital distributions	(.45)	(.43)
Net asset value, end of period	$7.33	$11.12
Total Return(a)	(30.80)%	15.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,364	$9,538
Average net assets (000)	$15,814	$4,071
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	2.25%	2.25%	(e)
Expenses after waivers and/or expense reimbursement, net of taxes	1.73% (g)	3.89%	(e)(g)
Expenses before waivers and/or expense reimbursement, before taxes	2.39%	2.92%	(e)
Net investment loss	(1.44)%	(1.94)%	(e)
Net investment loss, net of taxes	(1.58)% (h)	(1.56)%	(e)(h)
Portfolio turnover rate	83%	67%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculations are based on the average daily number of shares outstanding.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Tax estimate for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses).

(h) Tax estimate for the ratio calculation is derived from the net investment loss only.

See Notes to Financial Statements.

36

Class Z
	Year Ended November 30,	December 18, 2013(b) through November 30,
	2015(c)	2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.22	$10.00
Income (loss) from investment operations:
Net investment loss	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	(3.22)	1.71
Total from investment operations	(3.28)	1.65
Less Distributions:
Return of capital distributions	(.45)	(.43)
Net asset value, end of period	$7.49	$11.22
Total Return(a)	(29.98)%	16.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$76,197	$71,193
Average net assets (000)	$79,796	$33,643
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	1.25%	1.25%	(e)
Expenses after waivers and/or expense reimbursement, net of taxes	.73% (g)	2.89%	(e)(g)
Expenses before waivers and/or expense reimbursement, before taxes	1.39%	2.08%	(e)
Net investment loss	(.46)%	(.93)%	(e)
Net investment loss, net of taxes	(.60)% (h)	(.55)%	(e)(h)
Portfolio turnover rate	83%	67%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculations are based on the average daily number of shares outstanding.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Tax estimate for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses).

(h) Tax estimate for the ratio calculation is derived from the net investment loss only.

See Notes to Financial Statements.

Prudential Jennison MLP Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 18:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison MLP Fund, a series of Prudential Investment Portfolios 18 (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 18, 2013 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2016

38

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison MLP Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008;Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison MLP Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison MLP Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (Unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison MLP Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular

[1]	Prudential Jennison MLP Fund is a series of Prudential Investment Portfolios 18.

Prudential Jennison MLP Fund

Approval of Advisory Agreements (continued)

Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison, as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided

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to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2014 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison MLP Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on December 18, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a custom group of funds structured as C-corporations within the Lipper Energy MLP Performance Universe)2 and the Peer

[2]

The Fund was compared to a custom group of funds structured as C-corporations within the Lipper Energy MLP Funds Performance Universe, although Lipper classifies the Fund in the Energy MLP Funds Performance Universe. The custom group of funds structured as C-corporations was utilized because PI believes that these funds provide a more appropriate basis for Fund performance comparisons.

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Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 1.25% (exclusive of 12b-1 and certain other fees) through March 31, 2016.
•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison MLP Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison MLP Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MLP FUND

SHARE CLASS	A	C	Z
NASDAQ	PRPAX	PRPCX	PRPZX
CUSIP	74440G701	74440G800	74440G883

MF218E    0287155-00001-00

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2015 and November 30, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $82,440 and $82,440, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(c) Tax Fees

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(d) All Other Fees

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2015 and November 30, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2016